UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2010
Administaff, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13998	76-0479645

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19001 Crescent Springs Drive Kingwood, Texas	77339

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 358-8986
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
On February 11, 2010, Administaff, Inc. issued a press release announcing the company’s financial and operating results for the quarter and year ended December 31, 2009. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference.

Item 9.01.	Financial Statements and Exhibits
(c) Exhibits
99.1 — Press release issued by Administaff, Inc. on February 11, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADMINISTAFF, INC.
By:	/s/ Daniel D. Herink
Daniel D. Herink
Senior Vice President of Legal, General Counsel and Secretary
Date: February 11, 2010

EXHIBIT INDEX

Exhibit
No.		Description

99.1	—	Press release issued by Administaff, Inc. on February 11, 2010.

4